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                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/       Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /Preliminary Proxy Statement
/ /Definitive Proxy Statement
/X/Definitive Additional Materials
/ /Soliciting Material Pursuant to Section 240.14a-11(c) or ss.240.14a-12 / /Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               RS INVESTMENT TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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                   D.F. KING & CO., INC. MUTUAL FUND SERVICES
                                TELEPHONE SCRIPT

                             THE CONTRARIAN FUND(TM)

INTRODUCTION

Hello, Mr./Mrs. (Shareholder). I am calling with regard to your investment in THE CONTRARIAN FUND(TM). My name is ________________ and I'm a proxy representative with D.F. King & Co. calling at the request of RS INVESTMENT TRUST. We're currently contacting shareholders of the Fund to assist in getting the necessary proxy votes for the shareholder meeting scheduled for JULY 15, 2003. Did you receive the materials from the fund?

Are you familiar with the proposals?  Do you have any questions?

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you like, I can record your votes over the telephone right now. Is that okay?

Here is how we will proceed. I will record this phone call. I will ask you for your name, your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials. Then I will take your votes. Within 72 hours, you will be mailed a letter confirming your votes, which will tell you how to make any changes you wish. Are you ready?

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BEGIN THE VOTE

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of THE CONTRARIAN FUND(TM). Today's date is __________ and the time is __________ .

May I please have your full name? (If shareholder is an entity, ask for title) Can you confirm that you are authorized to direct the voting of these Contrarian Fund shares?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Have you received the proxy materials?

ACTUAL VOTING

Your Board Members are asking you to consider proposals which they have approved and recommended to shareholders. They recommend that you vote in favor of the proposals. You may, of course, vote for a proposal, or you may vote against a proposal or abstain from voting. Would you like to vote now in favor of the proposals as recommended by your Board? (Voting agent will read and record each vote individually.)

CLOSING

I have recorded your votes. You have voted __________. (Voting agent will indicate whether the shareholder voted for or against a proposal or abstained from voting.) Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto The Contrarian Fund(TM). In the next 72 hours, we will mail you a letter by first class mail confirming your votes. If you wish to change your votes for any reason, please call us at the phone number listed in the letter. Thank you for your time.

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                             THE CONTRARIAN FUND(TM)

                            ANSWERING MACHINE MESSAGE

Hello, this message is being left on behalf of your investment in THE CONTRARIAN FUND(TM). You should have recently received proxy materials in the mail concerning the SPECIAL SHAREHOLDERS MEETING to be held on JULY 15, 2003.

After reviewing the mailing information and at your earliest convenience, please sign, date, and return the proxy card in the postage paid envelope provided. If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call our proxy solicitor D.F. King & Co., Inc. at 1-800-755-7250.

Thank you for your consideration.
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                        Your vote is extremely important
            To ensure that your vote is received by July 15, 2003, we
                             ask that you act now.

                  Please use one of these 3 easy ways to vote:

1.   By Internet. Use the instructions on the enclosed ballot.

2.   By Touch-tone Phone. Use the instructions on the enclosed ballot.

3.   Return your voted and signed ballot in the enclosed postage paid envelope.

Thank you for your prompt attention to this important matter.

PLEASE CAST YOUR VOTE NOW!

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                              D.F. King & Co., Inc.
                                   48 Wall St.
                               New York, NY 10005


[Insert Address]


                            Vote Confirmation Letter
                             THE CONTRARIAN FUND(TM)
                       Meeting of shareholders 2003/07/15

Account #:
Shares:
Date:
Time:

Vote Received:  FOR/AGAINST/ABSTAIN
Proposal 01:  PROPOSED CHANGES TO INVESTMENT OBJECTIVE AND STRATEGIES OF THE
FUND.

Vote Received:  FOR/AGAINST/ABSTAIN
Proposal 02(a): REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN COMMODITIES.

Vote Received:  FOR/AGAINST/ABSTAIN
Proposal 02(b): REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN REAL ESTATE.

Vote Received:  FOR/AGAINST/ABSTAIN
Proposal 02(c): ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO SHORT SALES AND PURCHASING SECURITIES ON MARGIN.

Vote Received: FOR/AGAINST/ABSTAIN
Proposal 02(d): REVISE THE FUNDAMENTAL RESTRICTION RELATING TO INVESTMENTS IN ONE ISSUER.

Vote Received: FOR/AGAINST/ABSTAIN
Proposal 02(e): REVISE THE FUNDAMENTAL RESTRICTION RELATING TO CONCENTRATION OF INVESTMENTS IN ONE INDUSTRY.

Vote Received:  FOR/AGAINST/ABSTAIN
Proposal 02(f): ELIMINATE THE FUNDAMENTAL RESTRICTION RELATING TO PLEDGING
ASSETS.

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Vote Received:  FOR/AGAINST/ABSTAIN
Proposal 02(g): REVISE THE FUNDAMENTAL RESTRICTION RELATING TO MAKING LOANS.

Vote Received:  FOR/AGAINST/ABSTAIN
Proposal 02(h): REVISE THE FUNDAMENTAL RESTRICTION RELATING TO BORROWINGS.

Vote Received:  FOR/AGAINST/ABSTAIN
Proposal 02(i): REVISE THE FUNDAMENTAL RESTRICTION RELATING TO UNDERWRITING OF SECURITIES.

Vote Received:  FOR/AGAINST/ABSTAIN
Proposal 02(j): REVISE THE FUNDAMENTAL RESTRICTION RELATING TO ISSUANCE OF SENIOR SECURITIES.


Dear Shareholder:
In connection with the above-referenced Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated above in accordance with your instructions. If any of the information is incorrect, please call 1-800-755-7250 immediately, and in any event no later than: 11:00 P.M. Eastern Daylight Time, on 2003/07/13.

Thank you for your cooperation.

Very truly yours,

D.F. King & Co., Inc.


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